Exhibit 10.19

March 15, 2007

InSight Health Services Corp. and

 its Subsidiaries listed on the

 signature pages hereto

26250 Enterprise Court

Suite 100

Lake Forest, California 92630

Attention: Chief Financial Officer

Re:  Conversion of Senior Subordinated Notes to Equity

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement (as at any time amended, restated, modified or supplemented, the “Loan Agreement”), dated September 22, 2005, by and among InSight Health Services Corp. (individually and, in its capacity as the representative of the other Borrowers (as defined below) pursuant to Section 4.4 of the Loan Agreement, “InSight Health”), a Delaware corporation, and those subsidiaries of InSight Health listed on the signature pages hereto (InSight Health and each of its subsidiaries listed on the signature pages hereto being referred to collectively as “Borrowers,” and individually as a “Borrower”), the various financial institutions listed on the signature pages hereto (together with their respective successors and permitted assigns, “Lenders”), and Bank of America, N.A. (“Bank of America”), a national bank, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Sponsors and Sponsor Related Parties own approximately100% of the issued and outstanding Equity Interests of Parent on the date hereof.  Borrowers have advised Administrative Agent and Lenders that, as disclosed in that certain Registration Statement on Form S-4 under the Securities Act of 1933, as amended, made by Parent on February 16, 2007 (as at any time amended, supplemented or modified, the “S-4”), Parent has offered to exchange shares of the common stock of Parent for the valid tender of Senior Subordinated Notes by the holders thereof (the “Exchange Offer”).  After giving effect to the Exchange Offer, assuming all of the Senior Subordinated Notes are exchanged for shares of common stock of Parent, the former holders of the Senior Subordinated Notes will own, in the aggregate, more than a majority of the common stock of Parent.  The exchange of shares of the common stock of Parent for Senior Subordinated Notes and the cancellation of Senior Subordinated Notes so exchanged as described in the S-4 is hereinafter referred to collectively as the “Exchange Transaction.”  Absent the consent of Lenders, such a change in the ownership of the Equity Interests of Parent would constitute a Change of Control under the Loan Agreement and, therefore, an Event of Default pursuant to Section 12.1.15 thereof.

As a result, Borrowers have requested that Administrative Agent and Lenders (i) consent to the Exchange Offer and amendment of the Senior Subordinated Notes Indenture as described in the S-4 (the “Indenture Amendment”), the Exchange Transaction and the change of ownership of Parent that would result therefrom, and (ii) agree to amend the Loan Agreement in certain respects in connection therewith.

Administrative Agent and Lenders are willing to (i) consent to the Exchange Offer and the Indenture Amendment, the Exchange Transaction and the change of ownership of Parent that would result therefrom, and (ii) agree to amend the Loan Agreement in certain respects in connection therewith, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be bound hereby, agree as follows:

1.             Consent to Exchange Offer and Exchange Transaction.  In reliance upon the representations, warranties, agreements and covenants of Borrowers set forth herein, Administrative Agent and Lenders hereby consent to (i) the Exchange Offer as described in the S-4, the Exchange Transaction and the change of ownership of Parent that would result therefrom and (ii) the Indenture Amendment, provided that, in each instance, each of the following conditions is satisfied in connection therewith:

(a)           the Exchange Transaction and the change of ownership of Parent that would result therefrom and the Indenture Amendment are consummated in full no later than June 30, 2007; and

(b)           all of the Senior Subordinated Notes tendered as part of the Exchange Transaction are retired and cancelled.

To the extent that any of the terms and provisions of the Loan Agreement or any of the other Loan Documents (other than this letter agreement and the terms and conditions set forth herein) would otherwise restrict Borrowers’ ability to enter into or consummate the Exchange Offer, the Exchange Transaction or the Indenture Amendment, Administrative Agent and Lenders hereby waive the same with respect to the Exchange Offer, the Exchange Transaction and the Indenture Amendment.  The foregoing waiver shall not  extend to, or be deemed a waiver with respect to, any matter other than (i) the Exchange Offer or the Exchange Transaction resulting from the Exchange Offer on the terms and conditions set forth in the S-4 and (ii) the Indenture Amendment.

2.             Additional Agreement.  For the avoidance of doubt, Administrative Agent and Lenders hereby acknowledge and agree that any Impermissible Qualification in the accountants’ certification of the Parent’s audited Consolidated financial statements for the 2006 Fiscal Year (the “2006 Audited Financials”) included in the S-4 or in any other filing by Parent or Borrowers with the SEC that relates to or includes the 2006 Audited Financials shall not constitute a Default or Event of Default.

3.             Amendments to Loan Agreement.  In addition to the foregoing consents and agreements, the parties hereto agree that, from and after the consummation of the Exchange Transaction,  the definition of “Change of Control” contained in Section 1.1 of the Loan Agreement shall be amended by substituting the following new definition in lieu thereof:

Change of Control - the occurrence of any of the following: (i) Parent ceases to own and control, beneficially and of record, all of the Equity

Interests in InSight Health; (ii) except in the case of any Permitted Asset Disposition, InSight Health ceases to own and control, beneficially and of record, all of the Equity Interests in each of the other Borrowers; (iii) all or substantially all of InSight Health’s assets are sold as an entirety to any Person or related group of Persons; (iv) InSight Health is merged with or into another Person, other than a Borrower; (v) any Person or related group of Persons (other than Sponsors and Sponsor Related Parties) acquires by way of a purchase, merger, consolidation or other business combination a majority of the Equity Interests entitled to vote in the election of directors of InSight Health; or (vi) a change in the majority of the board of directors of InSight Health unless such new directors were (x) approved or nominated for election to such board of directors by the then majority of the board of directors of InSight Health or (y) approved or nominated for election by one or more of Sponsors and Sponsor Related Parties.

4.             No Novation, Etc.  The parties hereto acknowledge and agree that, except as set forth herein, nothing in this letter agreement shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect,  and Administrative Agent’s and Lenders’ willingness to consent to the Exchange Offer, the Exchange Transaction and any change of ownership of Parent resulting therefrom as set forth herein, shall not extend to, or be deemed a consent, to any other transactions other than in accordance with the terms of the Loan Agreement.  This letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

5.             Ratification and Reaffirmation.  Borrowers hereby ratify and reaffirm the Obligations, each of the Loan Documents and all of Borrowers’ covenants, duties, indebtedness and liabilities under the Loan Documents.

6.             Acknowledgements and Stipulations; Representation and Warranties. By its signature below, each Borrower (a) acknowledges and stipulates that (i) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof maybe limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights, (ii) all of the Obligations of such Borrower are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower), (iii) the security interests and liens granted by such Borrower in favor of Administrative Agent are duly perfected, first priority security interests and Liens (subject only to those Permitted Liens that are expressly permitted by the terms of the Loan Agreement to have priority over the Liens of Administrative Agent), and (iv) the Loan Agreement and any actions taken under the Loan Agreement are hereby ratified and approved by such Borrower; and (b) represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and Lenders to enter into this letter agreement, that (i) the execution, delivery and performance of this letter agreement has been duly authorized by all requisite corporate or limited liability company action on the part of such Borrower, (ii) all of the representations and warranties made by such Borrower in the Loan

Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date, and (iii) to the best of such Borrower’s knowledge, there exists no claim or cause of action of any kind or nature, whether absolute or contingent, disputed or undisputed, at law or in equity, that such Borrower has or has ever had against Administrative Agent or any Lender arising under or in connection with any of the Loan Documents (and to the extent there exists any such claim or cause of action on the date hereof, the same is hereby waived by such Borrower).

7.             Fee and Expenses.

(a)          In consideration of Lenders’ willingness to enter into this letter agreement and provide the consents and waivers set forth herein, Borrowers agree to pay to Administrative Agent, for the Pro Rata benefit of Lenders party hereto on the date hereof, a fee in the amount of $15,000.  Such fee shall be fully earned on the date hereof and shall not be subject to rebate or refund for any reason; provided, however, that, if an Insolvency Proceeding is commenced by or against any or all of the Borrowers on or before June 30, 2007 and such Borrower enters (or such Borrowers enter) into a transaction for the provision of debtor-in-possession financing provided by Bank of America or a syndicate of banks and other lenders, including Bank of America, arranged by Bank of America or any of its Affiliates, then Bank of America, its Affiliates and the Lenders, as applicable, shall credit the entirety of such fee against any fees of Bank of America, its Affiliates or the Lenders payable in connection with such debtor-in-possession financing; provided that nothing herein shall obligate Bank of America to provide or arrange the debtor-in-possession financing described hereinabove, and this letter agreement shall not be construed as an offer, agreement or commitment to provide or arrange such financing.

(b)          Additionally, Borrowers agrees to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by Administrative Agent and Lenders in connection with the preparation, negotiation and execution of this letter agreement and any other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including the reasonable costs and fees of Administrative Agent’s outside legal counsel.

8.             Miscellaneous.  This letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  This letter agreement shall be binding upon an inure to the benefit of the parties and their respective successors and assigns.  This letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission or portable document format by electronic mail shall be deemed to be an original signature hereto.  To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

[Signatures appear on following page]

This letter agreement shall be effective upon Administrative Agent’s receipt of counterparts hereof duly executed by Lenders and Borrowers.

Very truly yours

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as Lender

By:	/s/ Seth Benefield
Name:	Seth Benefield
Title:	Vice President

[Signatures continued on following page]

BORROWERS:

INSIGHT HEALTH SERVICES CORP.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

WILKES-BARRE IMAGING, L.L.C.

By:	InSight Health Corp., as the sole member and sole manager

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

MRI ASSOCIATES, L.P.

By:	InSight Health Corp., as the general partner

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

VALENCIA MRI, LLC
ORANGE COUNTY REGIONAL PET CENTER-IRVINE, LLC
SAN FERNANDO VALLEY REGIONAL PETCENTER, LLC

By:	InSight Health Corp., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

PARKWAY IMAGING CENTER, LLC

By:	/s/ Mitch C. Hill
Name:	Mitch C. Hill
Title:	Manager

INSIGHT HEALTH CORP.
OPEN MRI, INC.
MAXUM HEALTH CORP.
RADIOSURGERY CENTERS, INC.
DIAGNOSTIC SOLUTIONS CORP.
MAXUM HEALTH SERVICES CORP.
MAXUM HEALTH SERVICES OF NORTH TEXAS, INC.
MAXUM HEALTH SERVICES OF DALLAS, INC.
NDDC, INC.
SIGNAL MEDICAL SERVICES, INC.
INSIGHT IMAGING SERVICES CORP.
COMPREHENSIVE MEDICAL IMAGING, INC.
COMPREHENSIVE MEDICAL IMAGING CENTERS, INC.
COMPREHENSIVE MEDICAL IMAGING- BILTMORE, INC.
COMPREHENSIVE OPEN MRI-EAST MESA, INC.
TME ARIZONA, INC.
COMPREHENSIVE MEDICAL IMAGING- FREMONT, INC.
COMPREHENSIVE MEDICAL IMAGING- SAN FRANCISCO, INC.
COMPREHENSIVE OPEN MRI- GARLAND, INC.
IMI OF ARLINGTON, INC.
COMPREHENSIVE MEDICAL IMAGING- FAIRFAX, INC.
IMI OF KANSAS CITY, INC.
COMPREHENSIVE MEDICAL IMAGING- BAKERSFIELD, INC.

By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

COMPREHENSIVE OPEN MRI- CARMICHAEL/FOLSOM, LLC
SYNCOR DIAGNOSTICS SACRAMENTO, LLC
SYNCOR DIAGNOSTICS BAKERSFIELD, LLC

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the members

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

PHOENIX REGIONAL PET CENTER-THUNDERBIRD, LLC

By:	Comprehensive Medical Imaging Centers, Inc., as the sole member

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer

[Signatures continued on following page]

MESA MRI
MOUNTAIN VIEW MRI
LOS GATOS IMAGING CENTER
WOODBRIDGE MRI
JEFFERSON MRI-BALA
JEFFERSON MRI

By:	Comprehensive Medical Imaging, Inc. and Comprehensive Medical Imaging Centers, Inc., as the members

	By:	/s/ Mitch C. Hill
Mitch C. Hill, Executive Vice President and Chief Financial Officer